Other Current Assets, Net (Details) - 12 months ended Dec. 31, 2024 $ in Thousands	USD ($)	Total	BITCOIN
Other Current Assets, Net (Details) [Line Items]
Other receivables	$ 4,100
Annual interest rate	7.50%
Cash	$ 2,090
Carrying value	7,740
Settlement agreement	7,270
Write-off charges	$ 2,560
Bitcoin [Member]
Other Current Assets, Net (Details) [Line Items]
Number of bitcoin (in BITCOIN)		1,313,000	480